LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 30, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED AUGUST 30, 2019, OF

WESTERN ASSET OREGON MUNICIPALS FUND (THE “FUND”)

The following supplements and replaces any information to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund until September 13, 2019:

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

The following replaces the corresponding information provided with respect to Class A shares in the section of the Fund’s Prospectus titled “Comparing the fund’s classes” until September 13, 2019:

	Initial sales charge	Contingent deferred sales charge
Class A	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors

The following replaces the table included in the section of the Fund’s Prospectus titled “Sales charges – Class A shares” until September 13, 2019:

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

The following replaces the comparable paragraph with respect to the Fund in the section of the Fund’s Statement of Additional Information titled “Purchase of Shares” until September 13, 2019:

Class A and Class A2 Shares. Purchases of Class A or Class A2 shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Please retain this supplement for future reference.

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